                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Equity Residential Properties Trust for the registration of $750,000,000 of its preferred shares, common shares and depository shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.


                                                 Date of
                                                 -------
       Financial Statements                  Auditor's Report                Filing
       --------------------                  ----------------                ------


Consolidated financial statements         February 12, 1997             Annual Report on
and schedule of Equity Residential        except for Note 19, as        Form 10-K
Properties Trust at December 31,          to which the date is
1996 and for the year then ended          March 20, 1997

Statement of Revenue and Certain          May 16, 1997                  Current Report on
Expenses of Harborview for the                                          Form 8-K dated
year ended December 31, 1996                                            May 20, 1997


Statement of Revenue and Certain          May 6, 1997                   Current Report on
Expenses of Trails at Dominion for                                      Form 8-K dated
the year ended December 31, 1996                                        May 20, 1997


Statement of Revenue and Certain          May 7, 1997                   Current Report on
Expenses of Rincon for the year                                         Form 8-K dated
ended December 31, 1996                                                 May 20, 1997


Statement of Revenue and Certain          May 12, 1997                  Current Report on
Expenses of Waterford at the Lakes                                      Form 8-K dated
for the year ended December 31,                                         May 20, 1997
1996


Statement of Revenue and Certain          May 16, 1997                  Current Report on
Expenses of Lincoln Harbour for                                         Form 8-K dated
the year ended December 31, 1996                                        May 20, 1997


Combined Statement of Revenue and         May 9, 1997                   Current Report on
Certain Expenses of Knights Castle                                      Form 8-K dated
and Club at the Green for the year                                      May 20, 1997
ended December 31, 1996


                                                Date of
                                                -------
      Financial Statements                  Auditor's Report                 Filing
      --------------------                  ----------------                 ------
Combined Statement of Revenue and         March 25, 1997                Current Report on
Certain Expenses of the                                                 Form 8-K dated
Zell/Merrill Properties for the                                         May 20, 1997
three years in the period ended
December 31, 1996


Combined Statement of Revenue and         May 17, 1996                  Current Report on
Certain Expenses of the 1996                                            Form 8-K, as
Acquired Properties and Probable                                        amended by Form
Properties for the year ended                                           8-K/A, dated May
December 31, 1995                                                       23, 1996


Combined Statement of Revenue and         November 7, 1996              Current Report on
Certain Expenses for the 1996                                           Form 8-K dated
Acquired Properties for the year                                        November 15,
ended December 31, 1995                                                 1996



Consolidated financial statements         February 10, 1997             Joint Proxy
and schedule of Wellsford                 except for Note 13, as        Statement/
Residential Property Trust at             to which the date is          Prospectus dated
December 31, 1996 and 1995 and for        February 28, 1997             April 25, 1997
each of the three years in the
period ended December 31, 1996



                                                  Ernst & Young LLP


Chicago, Illinois
July 28, 1997